NON-QUALIFIED STOCK OPTION AGREEMENT

This Non-Qualified Stock Option Agreement ("Option Agreement") made the 18th day of December, 1997, between LSB Industries, Inc., a Delaware corporation, hereinafter called the "Company", and Daniel L. Ellis, hereinafter called "Optionee";

W I T N E S S E T H:

In consideration of the mutual covenants and conditions, the parties agree as follows:

1. Recitations. The Company is presently employing the Optionee as its employee at a Subsidiary (as defined below) of the Company and considers it desirable and in its best interest that Optionee be given an inducement to acquire an initial or additional proprietary interest in the Company as an added incentive to advance the interest of the of the Company in the form of this option to purchase certain shares of the Company's common stock, par value $.10 per share ("Common Stock"). The Board of Directors of the Company has adopted and granted this option on this 18th day of December, 1997.

2. Obligations. This Option Agreement shall not impose upon the Company or any Subsidiary of the Company any obligation to retain Optionee as an employee at his present salary or position or to employ Optionee in any other position with or for the Company or any Subsidiary of the Company. If Optionee shall leave the employ of the Company for any reason, the option granted herein shall immediately terminate, except as otherwise expressly provided in Section 4 hereof.

3. Grant of Option and Option Price. Subject to the terms and conditions hereof, the Company hereby grants to Optionee as of the close of business on this the 18th day of December, 1997, the right, privilege and option to purchase 25,000 shares of the Company's common stock, par value $.10, at an option price of $4.125 a share (the "Exercise Price), such Exercise Price being one hundred percent (100%) of the Fair Market Value of the Common Stock as determined at the close of the business on the 18th day of December, 1997. Such option is hereinafter referred to as the "Option" and the shares of Common Stock purchasable upon the exercise of the Option are hereinafter sometimes referred to as the "Option Shares"..

4. Time of Exercise of Option.

(a) As an Employee. If this option has not been terminated pursuant to Section 6 hereof, subject to the terms and conditions contained herein, the option herein granted may be exercised by Optionee as hereinafter provided. Subject to the terms and conditions contained herein, during the first two (2) years that the option granted herein is outstanding it may not be exercised by the Optionee with respect to any of the shares covered hereby; at any time after two (2) years of continuous employment by the Optionee as an employee for and on behalf of the Company or a Subsidiary of the

Company from the date of this Option Agreement, it may be exercised by the Optionee as to not more than an additional thirty percent (30%) of the total number of shares set forth in Section 3 hereof; at any time after three (3) years of continuous employment by the Optionee as an employee for and on behalf of the Company or a Subsidiary of the Company from the date of this Option Agreement, it may be exercised by the Optionee as to an additional thirty percent (30%) of the total number of shares set forth in Section 3 hereof; and at any time after four (4) years of continuous employment by the Optionee as an employee for and on behalf of the Company or a Subsidiary of the Company from the date of this Option Agreement, it may be exercised by the Optionee, in whole or in part, as to the remaining shares. The right to exercise the option granted herein shall be cumulative.

(b) As a Former Employee. The Option granted herein may not be exercised after the Optionee is no longer an employee of the Company or any Subsidiary; except that if the Optionee ceases to be an employee on account of physical or mental disability as defined in Section 22(e)(3) of the Internal Revenue Code ("Former Employee"), he may exercise the Option within twelve (12) months after the date on which he ceased to be an employee, for the number of Option Shares for which he could have exercised at the time he ceased to be an employee. In no event may the Option be exercised after the expiration of ten (10) years from the Date of Grant.

(c) In Case of Death. If the Optionee dies prior to the termination of this Option, the Option may be exercised within one (1) year after the death of the Optionee by the personal representative of this estate, or by a person who acquired the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided that:

(1) the Optionee died while an employee of the Company or a Subsidiary; or

(2) the Optionee ceased to be an employee of the Company or a Subsidiary on account of physical or mental disability and died within three (3) months after the date on which he ceased to be such employee.

The Option may be exercised only as to the number of shares for which the Optionee could have exercised at the time the Optionee died. In no event may the Option be exercised after the expiration of ten (10) years from the Date of Grant.

(d) Acceleration and Continuous Employment. The Board of Directors of the Company shall have the sole and absolute discretion to accelerate the time when Optionee will become entitled to exercise this option pursuant to the terms hereof. The Board of Directors shall decide, in its sole and absolute discretion, to what extent leaves of absence for government or military service, illness, temporary disability or other reasons, shall not interrupt continuous employment as an employee for and on behalf of the Company or a Subsidiary of the Company, which decision shall be binding for the purpose of this Option Agreement.

5. Method of Exercise and Payment of Exercise Price.

(a) Subject to the terms and conditions hereof, the option granted under this Option Agreement may be exercised by written notice directed to the Company at its principal place of business setting forth the exact number of shares under this option that the Optionee is purchasing, which may not exceed the number of shares that the Optionee is eligible to purchase under this Option Agreement at the time of such purchase, and enclosing with such written notice a certified or cashier's check or cash, or the equivalent thereof acceptable to the Company, in payment of the full option price for the number of shares specified in such written notice and shall comply with such other reasonable requirements as the Board of Directors of the Company may establish. Subject to the terms and conditions of this Option Agreement, the Company shall make delivery of such shares within a reasonable period of time after the giving of such notice; provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

(b) The Optionee understands that, on the exercise of this operation (or at the time a sale of the stock acquired by such exercise at a profit would no longer subject Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended) the excess of the fair market value of the common stock over it option price is taxable remuneration to him subject to federal income tax withholding by the Company. To facilitate withholding by the Company, if required, Optionee hereby agrees that the exercisability of this option is conditional on Optionee agreeing to such arrangements and taking such actions as the Company determines are appropriate to insure that the amount required to be withheld will be available for payment in money by the Company as required withholding.

6. Termination of Option. This Option Agreement and the option granted herein, to the extent not theretofore exercised, shall immediately terminate and become null and void upon the earlier of the following to occur:

(a) At such time as the Option is no longer exercisable pursuant to the terms of Section 4 hereof; or

(b) Termination of the Optionee for any reason whatsoever, with or without cause, as an employee for Climate Master, Inc., or another Subsidiary of the Company; or

(c) On the tenth anniversary of the date of this Agreement; or

(d) Upon the Optionee's surrender to the Company for cancellation of this Agreement and the Option granted herein.

7. Restrictions.

(a) The Option will not be transferrable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, will not be assignable by operation of law and will not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, will be null and void and without effect.

(b) Optionee shall have no right as a stockholder with respect to any shares covered by this Option Agreement until the date of issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8. Stock Dividends, Reorganizations. If and to the extent that the number of issued shares of common stock of the Company shall be increased or reduced resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of such shares of common stock of the Company effected without receipt of consideration by the Company, the number of shares of common stock subject to this option and the option price therefor shall be proportionately adjusted.

If the Company is reorganized or consolidated or merged with another corporation, in which the Company is the non-surviving corporation, Optionee shall be entitled to receive options covering shares of such reorganized, consolidated or merged company in the same proportion as optioned under this Option Agreement to Optionee prior to such reorganization, consolidation or merger, at an equivalent price, and subject to the same terms and conditions as contained herein. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to this option immediately after the reorganization, consolidation or merger over the aggregate option price of such shares shall not be more than the excess of the aggregate fair market value of all shares subject to this option immediately before such reorganization, consolidation or merger over the aggregate option price of such shares, and the new option or assumption of this option shall not give Optionee additional benefits which he did not have under this option.

To the extent that the foregoing adjustments and determinations relate to the shares of common stock of the Company and/or fair market values of such shares, such adjustments and determinations shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive.

Except as hereinabove expressly provided in this Section 8, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of share of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or reorganization or spin-off of assets or stock of another corporation, and any issue by the Company of share of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to the number or price of shares subject to this option.

The grant of this option shall not affect in any way the right of power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

9. Compliance with Law and Approval of Regulatory Bodies. Notwithstanding anything in this Option Agreement to the contrary, no shares will be issued, or, in the case of treasury shares transferred, upon exercise of the option granted hereunder, except in compliance with all applicable Federal and State laws, rules and regulations (including, but not limited to the Federal and State securities laws, rules and regulations) and in compliance with rules of stock exchanges on which the Company's shares of common stock may be listed. Notwithstanding anything in this Option Agreement to the contrary, no shares will be issued, or, in the case of treasury shares transferred, upon exercise of the option granted hereunder, until the Company has obtain such consent or approval from any and all regulatory bodies, Federal or State, and such stock exchanges having jurisdiction over such matters as the Board of Directors of the Company may deem advisable.

10. Binding Effect and Amendments. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto. This Agreement may not be amended except in writing signed by all of the parties hereto.

11. Interpretation, Other Restrictions and Legends.

(a) The Board of Directors of the Company shall construe and interpret the terms and provisions of this Option Agreement, which construction and interpretation, shall be binding and conclusive upon all parties hereto. This Option Agreement shall be construed pursuant to the laws of the State of Delaware.

(b) The Optionee represents and warrants that if he acquires any of the shares under this Option Agreement he will acquire such shares for his own account and for the purpose of investment and not with a view to the sale or distribution thereof, except for sales pursuant to an effective registration statement under the Securities Act of 1933 (the "Act") or pursuant to an exemption from registration under the Act. The Optionee understands that the shares of common stock covered by this Option Agreement have not as of the date hereof and may not at the time that such are purchased be registered under the Act (the Company being under no obligation to effect such registration) and that such shares must be held indefinitely unless a subsequent disposition thereof is registered under the Act or is exempt from registration. The Optionee further understands that the exemption from registration afforded by Rule 144 under the Act depends upon the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sale of such shares only in limited amounts.

(c) The Optionee represents, covenants, and agrees that he will not sell or otherwise dispose of the shares acquired under this Option Agreement in the absence of (i) an effective registration statement under the Act, (ii) an opinion acceptable in form and substance to the Company from Optionee's counsel satisfactory to the Company, or an opinion of counsel to the Company, to the effect that no registration is required for such disposition, or (iii) a "no-action" letter from the staff of the Securities & Exchange Commission ("SEC") to the effect that such a disposition takes place without registration.

(d) The certificates representing shares covered by this Option Agreement shall upon issuance thereof have stamped or imprinted thereon or affixed thereto a legend to the following effect:

"The registered holder hereof has acquired the shares represented by this certificate for investment and not for resale in connection with a distribution thereof. Accordingly, such shares have not been registered under the Securities Act of 1933 and may not be sold, transferred or otherwise disposed of except pursuant to a currently effective registration statement under said Act or otherwise in a transaction exempt from the provisions of Section 5 of said Act."

12. Definitions. For the purposes of this Option Agreement:

(a) The term "Subsidiary" or "Subsidiary Corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain own stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one or the other corporations in such chain.

(b) The term "employee" means a person who has contracted to perform work or services for another and to perform such work or services not less than forty (40) hours each week of the year.

IN WITNESS WHEREOF, the parties hereunto have caused this Agreement to be executed the day and year first above written.

                                                                        LSB INDUSTRIES, INC.

                                                                        By:
                                                                        Jack E. Golsen, President

ATTEST:

                            Secretary

[SEAL]

                                                                        "OPTIONEE"

                                                                        Daniel L. Ellis